Liberty Select Value Fund

Semiannual Report
April 30, 2002

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Liberty Select Value Fund

Semiannual Report
April 30, 2002

Less mail can be in your future ... LIBERTY eDELIVERY.
To sign up for eDelivery, go to www.icsdelivery.com.

President's Message

Dear Shareholder:

In the six months since our last report, investors have witnessed an improvement in the economy and a recovery in the stock market from its September 11 related lows. However, the S&P 500 Index gave back some of its gains in the last two months of the period and the Dow Jones Industrial Average continues to hover around the 10,000 mark — well below its high of 11,722 in 2000. Some of the sectors hurt most in the downturn of the third quarter of 2001, such as airlines and insurance stocks, bounced back in the fourth quarter while gold stocks generated strong gains in the first four months of 2002.

Small- and mid-cap stocks generally outperformed large company stocks and value outperformed growth. This performance reflects an historical trend that certain market segments have tended to benefit when the economy emerges from recession. Concern about the quality of profits has been a factor in value's strength: investors have favored solid companies that have demonstrated the ability to deliver solid, if not spectacular, earnings growth and cyclical companies whose fortunes have been tied to the economic rebound.

In the report that follows, your portfolio managers will talk about the events of the period and the fund's performance in greater detail. As always, we thank you for investing in Liberty funds.

Sincerely,

Keith T. Banks
President
Liberty Funds

Net asset value per share as of 4/30/02 ($)

Class A	22.70

Class B	21.15

Class C	21.79

Class S	22.85

Class Z	22.85

Distributions declared per share as of 11/1/01 - 4/30/02 ($)

Class A	0.06

Class B	0.05

Class C	0.05

Class S	0.11

Class Z	0.11

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

Not FDIC Insured	May Lose Value
No Bank Guarantee

Performance Information

Value of a $10,000 investment 4/30/92 – 4/30/02

Performance of a $10,000 investment 4/30/92 – 4/30/02 ($)

	without sales charge	with sales charge

Class A	40,821	38,474

Class B	37,935	37,935

Class C	39,452	39,452

Class S	41,150	n/a

Class Z	41,150	n/a

Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Standard and Poor's (S&P) MidCap 400 Index is a market value-weighted index of 400 mid-cap US companies. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index.

Average annual total return as of 4/30/02 (%)

Share class Inception	A 1949		B 6/8/92		C 8/1/97		S 2/8/01	Z 1/11/99

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	without sales charge

6-month (cumulative)	17.66	10.89	17.22	12.22	17.19	16.19	17.82	17.82

1-year	5.74	-0.34	4.97	-0.03	4.92	3.92	6.03	6.03

5-year	15.76	14.40	14.90	14.67	14.97	14.97	15.95	15.95

10-year	15.10	14.42	14.26	14.26	14.71	14.71	15.20	15.20

Average annual total return as of 3/31/02 (%)

Share class	A		B		C		S	Z

	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	with sales charge	without sales charge	without sales charge

6-month (cumulative)	19.00	12.15	18.57	13.57	18.56	17.56	19.10	19.10

1-year	13.07	6.57	12.28	7.28	12.27	11.27	13.33	13.33

5-year	16.26	14.89	15.38	15.16	15.49	15.49	16.43	16.43

10-year	15.00	14.32	14.16	14.16	14.61	14.61	15.08	15.08

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year – 5%, second year – 4%, third year – 3%, fourth year – 3%, fifth year – 2%, sixth year – 1%, thereafter – 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C, and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

Class S share performance information includes returns of the fund's class Z shares (as its expense structure more closely resembles that of class S shares) for periods prior to its inception date.

1

Portfolio Managers' Report

Top 10 Holdings as of 4/30/02 (%)

Golden West Financial	2.0

XTO Energy	1.8

Dean Foods	1.6

Telephone & Data Systems	1.6

Affiliated Computer Services	1.5

OM Group	1.5

TJX Companies	1.5

First Health Group	1.5

Cendant	1.4

Washington Mutual	1.4

Portfolio holding breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings in the future.

Bought

We initiated a position in Six Flags, Inc., (1.1% of net assets), a leading operator of theme parks in the U.S. and Europe. We believe the company has the best brand name in the industry and should be able to leverage improving attendance trends into strong free cash flow over the next few years. Following two consecutive disappointing years, investor expectations are low which sets the stage for good share price appreciation as earnings and cash flow rebound.

Sold

Early in the reporting period, we sold DeVry, Inc., a company that runs for-profit higher education learning centers in North America. The stock reached our price target and appeared to be fully valued and left little room for disappointment. As it turns out, last month the company reported a material softening in its undergraduate student enrollment and the stock price tumbled sharply. Although not all of the fund's sales are as well-timed, the managers have found that paying close attention to valuation has frequently helped them avoid the steep price declines that typically accompany unexpected adverse developments.

Bull market for small-company value stocks

The fund's reporting period coincided with a positive environment for value stocks, particularly those of smaller companies, as investors remained cautious and looked for steady performers at good prices. Liberty Select Value Fund provided strong returns for the six-month period that ended April 30, 2002, with its class A shares returning 17.66% (unadjusted for sales charge), trailing the S&P MidCap 400 Index return of 20.04% for the same period. On the positive side, Liberty Select Value's return exceeded the average of its competitive peer group, the Morningstar Mid-Cap Value Funds Universe which returned 16.10%. The fund underperformed the MidCap 400 Index for two reasons. First, the market favored stocks with low market capitalizations and these stocks tend to be more heavily represented in the index than in the fund. Second, the fund maintained a cushion of cash (9.5% of net assets) to reduce investment risk. Though our position was similar to many other funds in this peer group, it dampened gains during this rising market.

Bottom-up stock picking helped results

After rebounding from post-September 11 lows, the stock market as a whole entered 2002 on a fairly strong note. Performance was aided by the Federal Reserve Board's aggressive interest-rate cuts and the government's fiscal stimulus package. This environment favored our bottom-up value strategy, as many depressed cyclical stocks and more leveraged companies benefited from the perceived acceleration in the U.S. economy.

The fund's financial holdings were among the best performers, particularly those tied to housing, which benefited from low interest rates and a strong housing market. Mortgage insurers Radian Group (0.9% of net assets) and PMI Group (1.2% of net assets) performed well, as did the west coast thrift Golden West Financial (2.0% of net assets).1 Extremely strong new car sales in the last few months of 2001 helped our investments in auto parts suppliers Lear Corp. (0.9% of net assets) and Superior Industries International (1.0% of net assets). Both were up over 50% during the period.

[1]Holdings are disclosed as of April 30, 2002 and are subject to change.

2

An industry for which we had high expectations — generic drug companies — disappointed us during the period. While the demand for generic drugs is strong, regulatory delays and fierce competition from the large, established drug manufacturers has limited these companies' growth prospects. Our holdings of Mylan Laboratories (0.2% of net assets) and IVAX (0.2% of net assets) both detracted from the fund's performance.

Refining our strategy

As part of our overall strategy, we continued to reduce the total number of holdings in the fund to improve its investment focus. The number of holdings on April 30, 2002 was 133, compared to 167 on October 31, 2001. This approach allowed us to take profits in stocks that did well and to add to positions when investors were overly harsh on companies we liked, driving prices down.

Looking for good values in uncertain times

As bottom-up value managers, we approach investing one stock at a time, regardless of the state of the economy. That said, we believe we will continue to see gradual economic improvement in the coming year. Interest rates remain near historical lows, business psychology appears to be improving somewhat and consumer spending is holding steady. Many investors are still cautious, which may mean that value stocks may continue to outperform growth stocks in the short term. Under these circumstances, we are optimistic about our ability to target investment opportunities at attractive prices for the fund.

Daniel K. Cantor	Jeffrey C. Kinzel

Daniel K. Cantor and Jeffrey C. Kinzel, senior vice presidents of Colonial Management Associates, Inc. (Colonial), are the fund's co-portfolio managers. Dan Cantor joined Stein Roe & Farnham Incorporated, a member of Columbia Management Group and an affiliate of Colonial, in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995. He serves as lead manager of the fund. Since 1995, he has managed or co-managed several Stein Roe funds. Jeff Kinzel joined Stein Roe in 1991 and has served as a senior equity analyst and core portfolio team member in addition to his portfolio management responsibilities.

Top 5 sectors as of 4/30/02 (%)

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

3

Investment Portfolio

April 30, 2002 (Unaudited)

Common Stocks – 90.4%	Shares	Value

CONSUMER DISCRETIONARY – 16.9%

Automobiles & Components – 4.3%

Auto Parts & Equipment – 4.3%

American Axle & Manufacturing Holdings, Inc. (a)	268,300	$8,853,900

Gentex Corp. (a)	463,800	14,683,908

Johnson Controls, Inc.	115,400	9,953,250

Lear Corp. (a)	254,200	13,068,422

Superior Industries International, Inc.	264,300	13,629,951

		60,189,431

Consumer Durables & Apparel – 2.2%

Footwear – 0.4%

Wolverine World Wide, Inc.	273,400	4,926,668

Housewares & Specialties – 1.2%

Newell Rubbermaid, Inc.	526,000	16,516,400

Leisure Products – 0.6%

Mattel, Inc.	412,600	8,516,064

Hotels, Restaurants & Leisure – 3.5%

Casinos & Gaming – 1.3%

Harrah's Entertainment, Inc. (a)	180,000	8,848,800

International Game Technology (a)	146,700	9,234,765

		18,083,565

Leisure Facilities – 1.1%

Six Flags, Inc. (a)	806,200	14,753,460

Restaurants – 1.1%

Brinker International, Inc. (a)	443,050	15,258,642

Media – 2.5%

Broadcasting & Cable – 1.4%

Comcast Corp., Special Class A (a)	270,800	7,243,900

Insight Communications Co., Inc. (a)	209,500	3,249,345

Mediacom Communications Corp. (a)	273,300	2,733,000

USA Networks, Inc. (a)	226,000	6,759,660

		19,985,905

Publishing & Printing – 1.1%

Knight-Ridder, Inc.	94,100	6,304,700

New York Times Co., Class A	202,700	9,437,712

		15,742,412

Retailing – 4.4%

Apparel Retail – 2.1%

Ross Stores, Inc.	209,300	$8,499,673

TJX Companies, Inc.	470,000	20,482,600

		28,982,273

Department Stores – 1.2%

Federated Department Stores, Inc. (a)	425,300	16,897,169

General Merchandise Stores – 0.5%

BJ's Wholesale Club, Inc. (a)	140,700	6,279,441

Specialty Stores – 0.6%

Borders Group, Inc. (a)	380,700	8,874,117

CONSUMER STAPLES – 3.9%

Food, Beverages & Tobacco – 2.7%

Packaged Foods – 1.9%

Dean Foods Co. (a)	599,000	22,174,980

Hormel Foods Corp.	143,900	3,554,330

		25,729,310

Soft Drinks – 0.8%

The Pepsi Bottling Group, Inc.	403,100	11,544,784

Household & Personal Products – 1.2%

Personal Products – 1.2%

Avon Products, Inc.	308,800	17,246,480

ENERGY – 6.5%

Integrated Oil & Gas – 2.2%

Amerada Hess Corp.	245,500	18,874,040

Occidental Petroleum Corp.	142,300	4,091,125

Phillips Petroleum Co.	139,120	8,320,767

		31,285,932

Oil & Gas Drilling – 1.6%

Diamond Offshore Drilling, Inc.	156,000	4,854,720

Noble Drilling Corp. (a)	193,100	8,370,885

Transocean Sedco Forex, Inc.	241,800	8,583,900

		21,809,505

Oil & Gas Equipment & Services – 0.9%

BJ Services Co. (a)	196,500	7,219,410

Weatherford International, Inc. (a)	116,000	5,784,920

		13,004,330

Oil & Gas Exploration & Products – 1.8%

XTO Energy, Inc.	1,210,305	24,690,222

See notes to investment portfolio.

4

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Common Stocks (continued)	Shares	Value

FINANCIALS – 17.4%

Banks – 9.8%

Banknorth Group, Inc.	348,200	$9,188,998

Charter One Financial Corp.	107,100	3,789,198

City National Corp.	180,900	9,994,725

Cullen/Frost Bankers, Inc.	143,200	5,404,368

Golden State Bancorp, Inc.	427,100	14,090,029

Golden West Financial Corp.	415,400	28,409,206

Greenpoint Financial Corp.	265,300	13,119,085

North Fork Bancorporation, Inc.	330,600	12,767,772

Sovereign Bancorp, Inc.	736,400	10,626,252

U.S. Bancorp	231,400	5,484,180

Washington Mutual, Inc.	503,900	19,012,147

Webster Financial Corp.	120,100	4,759,563

		136,645,523

Diversified Financial Services – 3.2%

Ambac Financial Group, Inc.	218,350	13,725,481

Bear Stearns Companies, Inc.	107,300	6,646,162

Lehman Brothers Holdings, Inc.	167,400	9,876,600

Stilwell Financial, Inc.	704,300	15,043,848

		45,292,091

Insurance – 4.4%

Life & Health Insurance – 0.5%

Nationwide Financial Services, Inc., Class A	167,200	6,855,200

Multi-Line Insurance – 0.5%

Loews Corp.	117,200	7,026,140

Property & Casualty Insurance – 3.4%

Cincinnati Financial Corp.	119,500	5,599,770

MGIC Investment Corp.	79,400	5,665,984

The PMI Group, Inc.	200,900	16,297,008

Radian Group, Inc.	244,200	12,673,980

St. Paul Companies, Inc.	151,800	7,561,158

		47,797,900

HEALTH CARE – 7.1%

Health Care Equipment & Services – 6.3%

Health Care Distributors & Services – 0.6%

Patterson Dental Co. (a)	189,200	8,722,120

Health Care Equipment – 1.2%

Biomet, Inc.	577,800	16,311,294

Health Care Facilities – 1.0%

HCA, Inc.	299,100	14,293,989

Managed Health Care – 3.5%

Anthem, Inc. (a)	98,500	$6,717,700

First Health Group Corp. (a)	703,200	20,392,800

United Healthcare Corp.	127,700	11,213,337

Wellpoint Health Networks, Inc. (a)	138,200	10,376,056

		48,699,893

Pharmaceuticals & Biotechnology – 0.8%

Pharmaceuticals – 0.8%

IVAX Corp. (a)	221,262	2,610,892

King Pharmaceuticals, Inc. (a)	156,666	4,909,912

Mylan Laboratories, Inc.	125,000	3,310,000

		10,830,804

INDUSTRIALS –12.0%

Capital Goods – 5.5%

Aerospace & Defense – 1.1%

Lockheed Martin Corp.	170,400	10,718,160

Northrop Grumman Corp.	42,800	5,164,248

		15,882,408

Construction & Farm Machinery – 0.5%

Navistar International Corp. (a)	152,900	6,100,710

Electrical Components & Equipment – 1.0%

Littelfuse, Inc. (a)	533,700	14,361,867

Industrial Conglomerates – 0.9%

Carlisle Companies., Inc.	251,500	10,183,235

Tyco International Ltd.	121,992	2,250,752

		12,433,987

Industrial Machinery – 2.0%

Dover Corp.	154,500	5,756,670

Ingersoll Rand Co.	198,600	9,920,070

Mueller Industries, Inc. (a)	161,400	5,502,126

Parker-Hannifin Corp.	124,300	6,208,785

		27,387,651

Commercial Services & Supplies – 4.5%

Commercial Printing – 0.4%

Valassis Communications, Inc. (a)	139,400	5,212,166

Data Processing Services – 0.5%

DST Systems, Inc. (a)	128,000	6,325,760

Diversified Commercial Services – 2.5%

Cendant Corp. (a)	1,057,800	19,029,822

Pittston Brink's Group	590,600	16,253,312

		35,283,134

See notes to investment portfolio.

5

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Common Stocks (continued)	Shares	Value

Employment Services – 1.1%

Manpower, Inc.	217,700	$8,762,425

Spherion Corp. (a)	544,700	6,928,584

		15,691,009

Transportation – 2.0%

Air Freight & Couriers – 0.4%

CNF Transportation, Inc.	182,400	5,765,664

Airlines – 1.3%

AMR Corp. (a)	464,000	9,962,080

Continental Airlines, Inc., Class B (a)	307,900	8,005,400

		17,967,480

Railroads – 0.3%

Union Pacific Corp.	79,000	4,487,200

INFORMATION TECHNOLOGY – 8.7%

Software & Services – 2.5%

Application Software – 0.7%

Reynolds & Reynolds Co.	331,300	9,594,448

Information Technology Consulting & Services – 1.5%

Affiliated Computer Services, Inc., Class A (a)	383,600	20,741,252

Systems Software – 0.3%

Symantec Corp. (a)	139,000	4,921,990

Technology Hardware & Equipment – 6.2%

Computer Hardware – 0.9%

Compaq Computer Corp.	702,100	7,126,315

International Business Machines Corp.	60,000	5,025,600

		12,151,915

Computer Storage & Peripherals – 0.0%

Seagate Technology, Inc., Escrow Shares (a) (b)	105,800	1,058

Electronic Equipment & Instruments – 3.2%

AVX Corp.	545,900	10,879,787

Amphenol Corp., Class A (a)	189,900	8,327,115

Arrow Electronics, Inc. (a)	345,700	9,126,480

Millipore Corp. (a)	304,300	12,156,785

Vishay Intertechnology, Inc. (a)	158,400	3,483,216

		43,973,383

Office Electronics – 0.7%

Zebra Technologies Corp., Class A (a)	166,100	9,412,887

Semiconductor Equipment – 0.3%

Applied Materials, Inc. (a)	189,200	$4,601,344

Telecommunications Equipment – 1.1%

Andrew Corp. (a)	938,100	15,563,079

MATERIALS – 9.2%

Chemicals – 7.0%

Commodity Chemicals – 0.2%

Lyondell Petrochemical Co.	233,100	3,445,218

Diversified Chemicals – 1.1%

Eastman Chemical Co.	200,000	8,820,000

Engelhard Corp.	216,100	6,573,762

		15,393,762

Industrial Gases – 1.5%

Air Products & Chemicals, Inc.	242,100	11,632,905

Praxair, Inc.	156,300	8,924,730

		20,557,635

Specialty Chemicals – 4.2%

Ecolab, Inc.	223,300	9,805,103

International Flavors & Fragrances, Inc.	431,200	13,884,640

Lubrizol Corp.	212,700	7,333,896

OM Group, Inc.	309,500	20,659,125

PPG Industries, Inc.	127,200	6,653,832

		58,336,596

Metals & Mining – 0.6%

Diversified Metals & Mining – 0.3%

Inco Ltd. (a)	216,000	4,326,480

Steel – 0.3%

Nucor Corp.	70,200	4,103,190

Paper & Forest Products – 1.6%

Paper Products – 1.6%

Boise Cascade Corp.	115,100	3,898,437

Georgia-Pacific Corp.	425,500	12,330,990

MeadWestvaco Corp.	201,786	5,924,437

		22,153,864

See notes to investment portfolio.

6

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Common Stocks (continued)	Shares	Value

TELECOMMUNICATION SERVICES – 1.9%

Diversified Telecommunication Services – 0.4%

Integrated Telecommunication Services – 0.4%

Verizon Communications, Inc.	132,300	$5,306,553

Wireless Telecommunication Services – 1.5%

Telephone & Data Systems, Inc.	251,800	21,654,800

UTILITIES – 6.8%

Electric Utilities – 5.3%

Allegheny Energy, Inc.	173,900	7,289,888

Allete, Inc.	284,800	8,697,792

Conectiv, Inc.	276,200	6,888,428

Entergy Corp.	165,100	7,660,640

Exelon Corp.	223,150	12,117,045

FirstEnergy Corp.	93,286	3,106,424

PP&L Resources, Inc.	149,200	5,686,012

Progress Energy, Inc.	338,500	17,564,765

TXU Corp.	98,700	5,371,254

		74,382,248

Gas Utilities – 0.9%

El Paso Corp.	259,600	10,384,000

Peoples Energy Corp.	41,100	1,602,900

		11,986,900

Multi-Utilities – 0.6%

Aquila, Inc.	132,000	2,117,280

Energy East Corp.	269,400	5,924,106

		8,041,386

Total Common Stocks (cost of $890,472,880)		1,260,340,088

Short-Term Obligation – 9.5%	Par	Value

Repurchase agreement with SBC Warburg Ltd., dated 04/30/02, due 05/01/02 at 1.870%, collateralized by U.S. Treasury Bonds and/or Notes with various maturities to 2029, market value $135,314,713 (repurchase proceeds $132,133,863) (cost of $132,127,000)	$132,127,000	$132,127,000

Total Investments – 99.9% (cost of $1,022,599,880)(c)		1,392,467,088

Other Assets & Liabilities, Net – 0.1%		2,025,720

Net Assets – 100.0%		$1,394,492,808

Notes to Investment Portfolio:

(a)	Non–income producing.

(b)	Represents fair value as determined in good faith under the direction of the Board of Trustees.

(c)	Cost for both financial statement and federal income tax purposes is the same.

See notes to financial statements.

7

Statements of Assets & Liabilities

April 30, 2002 (Unaudited)

Assets:

Investments, at cost	$1,022,599,880

Investments, at value	$1,392,467,088

Cash	928

Receivable for:

Fund shares sold	5,832,219

Investments sold	738,372

Dividends	715,112

Interest	6,863

Deferred Trustees' compensation plan	14,759

Total Assets	1,399,775,341

Liabilities:

Payable for:

Investments purchased	2,765,477

Fund shares repurchased	1,484,965

Management fee	771,780

Transfer agent fee	188,650

Bookkeeping fee	43,943

Trustees' fee	444

Deferred Trustees' fee	14,759

Other liabilities	12,515

Total Liabilities	5,282,533

Net Assets	$1,394,492,808

Composition of Net Assets:

Paid-in capital	$1,027,771,373

Accumulated net investment loss	(877,934)

Accumulated net realized loss	(2,267,839)

Net unrealized appreciation on investments	369,867,208

Net Assets	$1,394,492,808

Class A:

Net assets	$530,325,583

Shares outstanding	23,364,170

Net asset value per share	$22.70	(a)

Maximum offering price per share ($22.70/0.9425)	$24.08	(b)

Class B:

Net assets	$323,534,964

Shares outstanding	15,300,183

Net asset value and offering price per share	$21.15	(a)

Class C:

Net assets	$46,520,939

Shares outstanding	2,134,557

Net asset value and offering price per share	$21.79	(a)

Class S:

Net assets	$473,720,441

Shares outstanding	20,733,483

Net asset value, offering and redemption price per share	$22.85

Class Z:

Net assets	$20,390,881

Shares outstanding	892,426

Net asset value, offering and redemption price per share	$22.85

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

Statement of Operations

For the Six Months Ended April 30, 2002 (Unaudited)

Investment Income:

Dividends	$6,864,132

Interest	1,034,215

Total Investment Income (net of foreign taxes withheld of $27,561)	7,898,347

Expenses:

Management fee	4,402,813

Distribution fee:

Class B	1,107,972

Class C	151,107

Service fee:

Class A	564,180

Class B	345,338

Class C	47,259

Bookkeeping fee	233,428

Transfer agent fee	1,408,716

Trustees' fee	22,636

Other expenses	135,796

Total Expenses	8,419,245

Custody earnings credit	(5,159)

Net Expenses	8,414,086

Net Investment Loss	(515,739)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized loss on investments	(2,256,336)

Net change in unrealized appreciation/depreciation on investments	207,140,707

Net Gain	204,884,371

Net Increase in Net Assets from Operations	$204,368,632

See notes to financial statements.

8

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001(a)

Operations:

Net investment income (loss)	$(515,739)	$1,389,730

Net realized gain (loss) on investments	(2,256,336)	3,141,609

Net change in unrealized appreciation/depreciation on investments	207,140,707	(97,458,881)

Net Increase (Decrease) from Operations	204,368,632	(92,927,542)

Distributions Declared to Shareholders:

From net investment income:

Class A	(242,251)	—

Class S	(1,373,705)	—

Class Z	(44,033)	—

From net realized gains:

Class A	(1,111,339)	(64,244,388)

Class B	(738,984)	(49,763,012)

Class C	(94,180)	(4,389,980)

Class S	(1,059,967)	—

Class Z	(33,979)	(210,080)

Total Distributions Declared to Shareholders	(4,698,438)	(118,607,460)

Share Transactions:

Class A:

Subscriptions	64,681,161	157,741,859

Distributions reinvested	1,221,849	57,867,028

Redemptions	(38,927,332)	(118,752,640)

Net Increase	26,975,678	96,856,247

Class B:

Subscriptions	43,914,478	69,694,691

Distributions reinvested	681,654	46,189,668

Redemptions	(33,822,942)	(86,860,323)

Net Increase	10,773,190	29,024,036

Class C:

Subscriptions	10,673,571	23,561,648

Distributions reinvested	89,261	4,095,851

Redemptions	(5,227,110)	(12,366,948)

Net Increase	5,535,722	15,290,551

Class S:

Subscriptions	57,805,502	54,159,884

Proceeds received in connection with merger	—	479,415,622

Distributions reinvested	2,313,399	—

Redemptions	(74,217,891)	(79,576,166)

Net Increase (Decrease)	(14,098,990)	453,999,340

Class Z:

Subscriptions	15,381,843	20,538,016

Distributions reinvested	78,013	210,080

Redemptions	(13,049,667)	(4,971,444)

Net Increase	2,410,189	15,776,652

Net Increase from Share Transactions	31,595,789	610,946,826

Total Increase in Net Assets	231,265,983	399,411,824

Net Assets:

Beginning of period	1,163,226,825	763,815,001

End of period (including accumulated net investment loss of $(877,934) and undistributed net investment income of $1,297,794, respectively)	$1,394,492,808	$1,163,226,825

(a)	Class S shares were initially offered on February 8, 2001.

See notes to financial statements.

9

Statement of Changes in Net Assets (continued)

	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001(a)

Changes in Shares:

Class A:

Subscriptions	3,000,572	7,470,758

Issued for distributions reinvested	58,887	2,839,448

Redemptions	(1,816,865)	(5,560,599)

Net Increase	1,242,594	4,749,607

Class B:

Subscriptions	2,174,878	3,519,532

Issued for distributions reinvested	35,151	2,408,390

Redemptions	(1,691,415)	(4,427,613)

Net Increase	518,614	1,500,309

Class C:

Subscriptions	510,415	1,136,448

Issued for distributions reinvested	4,467	207,304

Redemptions	(251,285)	(598,154)

Net Increase	263,597	745,598

Class S:

Subscriptions	2,696,401	2,585,160

Issued in connection with merger	—	22,602,193

Issued for distributions reinvested	110,864	—

Redemptions	(3,452,906)	(3,808,229)

Net Increase (Decrease)	(645,641)	21,379,124

Class Z:

Subscriptions	683,025	998,345

Issued for distributions reinvested	3,738	10,248

Redemptions	(611,475)	(242,110)

Net Increase	75,288	766,483

(a)	Class S shares were initially offered on February 8, 2001.

See notes to financial statements.

10

Notes to Financial Statements

April 30, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Liberty Select Value Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectus.

On February 9, 2001, the Fund acquired the Stein Roe Disciplined Stock Fund in a tax-free transaction as follows:

Class S Shares Issued	Net Assets Received	Unrealized Appreciation(1)

22,602,193	$479,415,622	$124,459,269

Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination

$778,159,975	$1,257,575,597

(1)	Unrealized appreciation is included in the Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation and Transactions:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of Class Net Asset Values and Financial Highlights:

All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal Income Tax:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

11

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign Currency Transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Forward Currency Contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate

First $1 billion	0.70%

Over $1 billion	0.65%

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a

12

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Transfer Agent Fee:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Underwriting Discounts, Service and Distribution Fees:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the six months ended April 30, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $409,845 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $279,890 and $4,054 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the average daily net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares issued thereafter. This arrangement results in an annual rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the six months ended April 30, 2002, the Fund's annual service fee was 0.23%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average daily net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $5,159 of custody fees were reduced by balance credits for the six months ended April 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an arrangement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended April 30, 2002, purchases and sales of investments, other than short-term obligations, were $173,422,175 and $173,955,089, respectively.

Unrealized appreciation (depreciation) at April 30, 2002, based on cost of investments for both financial statement and federal income tax purposes, was:

Gross unrealized appreciation	$421,549,719

Gross unrealized depreciation	(51,682,511)

Net unrealized appreciation	$369,867,208

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Line of Credit

The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33  1/3% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that had been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus  1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus  1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual fund will have

13

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

access to the entire $200,000,000 at any particular time. For the six months ended April 30, 2002, the Fund had no borrowings under the agreement.

Note 5. Other Related Party Transactions

For the six months ended April 30, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $63,444.

14

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class A Shares	2002		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$19.35		$24.52	$21.93	$20.17	$20.43	$18.04

Income from Investment Operations:

Net investment income (loss) (a)	—	(b)	0.06	0.03	(0.03)	(0.05)	— (b)

Net realized and unrealized gain (loss) on investments	3.41		(1.46)	4.83	2.51	1.64	4.57

Total from Investment Operations	3.41		(1.40)	4.86	2.48	1.59	4.57

Less Distributions Declared to Shareholders:

From net investment income	(0.01)		—	—	—	—	—

From net realized gains	(0.05)		(3.77)	(2.27)	(0.72)	(1.85)	(2.18)

Total Distributions Declared to Shareholders	(0.06)		(3.77)	(2.27)	(0.72)	(1.85)	(2.18)

Net Asset Value, End of Period	$22.70		$19.35	$24.52	$21.93	$20.17	$20.43

Total return (c)	17.66	%(d)	(6.49)%	24.15%	12.48%	7.95%	28.29%

Ratios to Average Net Assets:

Expenses (e)	1.20	%(f)	1.22%	1.27%	1.32%	1.32%	1.03%

Net investment income (loss) (e)	0.03	%(f)	0.29%	0.13%	(0.14)%	(0.23)%	(0.01)%

Portfolio turnover rate	15	%(d)	18%	58%	67%	32%	63%

Net assets, end of period (000's)	$530,326		$428,059	$425,993	$398,255	$373,092	$340,479

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Rounds to less than $0.01.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

15

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

Class B Shares	2002		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$18.09		$23.32	$21.10	$19.57	$20.02	$17.84

Income from Investment Operations:

Net investment loss (a)	(0.07)		(0.09)	(0.13)	(0.19)	(0.20)	(0.14)

Net realized and unrealized gain (loss) on investments	3.18		(1.37)	4.62	2.44	1.60	4.50

Total from Investment Operations	3.11		(1.46)	4.49	2.25	1.40	4.36

Less Distributions Declared to Shareholders:

From net realized gains	(0.05)		(3.77)	(2.27)	(0.72)	(1.85)	(2.18)

Net Asset Value, End of Period	$21.15		$18.09	$23.32	$21.10	$19.57	$20.02

Total return (b)	17.22	%(c)	(7.18)%	23.26%	11.66%	7.10%	27.33%

Ratios to Average Net Assets:

Expenses (d)	1.95	%(e)	1.97%	2.02%	2.07%	2.07%	1.78%

Net investment loss (d)	(0.72	)%(e)	(0.46)%	(0.62)%	(0.89)%	(0.98)%	(0.76)%

Portfolio turnover rate	15	%(c)	18%	58%	67%	32%	63%

Net assets, end of period (000's)	$323,535		$267,359	$309,665	$313,791	$295,025	$192,161

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Not annualized.

(d)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(e)	Annualized.

16

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				Period Ended October 31,

Class C Shares	2002		2001	2000	1999	1998	1997(a)

Net Asset Value, Beginning of Period	$18.64		$23.91	$21.59	$20.00	$20.41	$19.86

Income from Investment Operations:

Net investment loss (b)	(0.07)		(0.10)	(0.14)	(0.19)	(0.20)	(0.05)

Net realized and unrealized gain (loss) on investments	3.27		(1.40)	4.73	2.50	1.64	0.60	(c)

Total from Investment Operations	3.20		(1.50)	4.59	2.31	1.44	0.55

Less Distributions Declared to Shareholders:

From net realized gains	(0.05)		(3.77)	(2.27)	(0.72)	(1.85)	—

Net Asset Value, End of Period	$21.79		$18.64	$23.91	$21.59	$20.00	$20.41

Total return (d)	17.19	%(e)	(7.17)%	23.20%	11.71%	7.17%	2.77	%(e)

Ratios to Average Net Assets:

Expenses (f)	1.95	%(g)	1.97%	2.02%	2.07%	2.07%	1.81	%(g)

Net investment loss (f)	(0.72	)%(g)	(0.46)%	(0.62)%	(0.89)%	(0.98)%	(1.05	)%(g)

Portfolio turnover rate	15	%(e)	18%	58%	67%	32%	63%

Net assets, end of period (000's)	$46,521		$34,875	$26,909	$21,533	$12,519	$558

(a)	Class C shares were initially offered on August 1, 1997. Per share data reflects activity from this date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)	Not annualized.

(f)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)	Annualized.

17

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

Class S Shares	(Unaudited) Six Months Ended April 30, 2002		Period Ended October 31, 2001(a)

Net Asset Value, Beginning of Period	$19.50		$21.32

Income from Investment Operations:

Net investment income (b)	0.03		0.10

Net realized and unrealized gain (loss) on investments	3.43		(1.92)

Total from Investment Operations	3.46		(1.82)

Less Distributions Declared to Shareholders:

From net investment income	(0.06)		—

From net realized gains	(0.05)		—

Total Distributions Declared to Shareholders	(0.11)		—

Net Asset Value, End of Period	$22.85		$19.50

Total return (c)(d)	17.82%		(8.54)%

Ratios to Average Net Assets:

Expenses (e)(f)	0.97%		0.95%

Net investment income (e)(f)	0.26%		0.48%

Portfolio turnover rate	15	%(d)	18%

Net assets, end of period (000's)	$473,720		$416,998

(a)	Class S shares were initially offered on February 8, 2001. Per share data reflects activity from this date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(f)	Annualized.

18

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		Period Ended October 31,

Class Z Shares	2002		2001	2000	1999(a)

Net Asset Value, Beginning of Period	$19.50		$24.63	$21.96	$21.97

Income from Investment Operations:

Net investment income (b)	0.03		0.11	0.08	0.02

Net realized and unrealized gain (loss) on investments	3.43		(1.47)	4.86	(0.03)

Total from Investment Operations	3.46		(1.36)	4.94	(0.01)

Less Distributions Declared to Shareholders:

From net investment income	(0.06)		—	—	—

From net realized gains	(0.05)		(3.77)	(2.27)	—

Total Distributions Declared to Shareholders	(0.11)		(3.77)	(2.27)	—

Net Asset Value, End of Period	$22.85		$19.50	$24.63	$21.96

Total return (d)	17.82	%(e)	(6.27)%	24.51%	(0.05	)%(e)

Ratios to Average Net Assets:

Expenses (f)	0.97	%(g)	0.99%	1.03%	1.00	%(g)

Net investment income (f)	0.26	%(g)	0.52%	0.37%	0.10	%(g)

Portfolio turnover rate	15	%(e)	18%	58%	67%

Net assets, end of period (000's)	$20,391		$15,936	$1,248	$674

(a)	Class Z shares were initially offered on January 11, 1999. Per share data reflects activity from this date.

(b)	Per share data was calculated using average shares outstanding during the period.

(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

(g)	Annualized.

19

Transfer Agent

Important Information About This Report

The Transfer Agent for Liberty Select Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

Please make a note of our new mailing address, effective immediately.

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:
Liberty Select Value Fund

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income . . . we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom — however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Select Value Fund   Semiannual Report, April 30, 2002

719-03/556J-0402 (06/02) 02/926